BlackRock Event Driven Equity Fund
(the “Fund”)
Supplement dated February 12, 2025 to the Summary Prospectus and the
Prospectus of the Fund, dated September 27, 2024
Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:
The first and second paragraphs of the section of the Summary Prospectus entitled “Key Facts About BlackRock Event Driven Equity Fund — Principal Investment Strategies of the Fund” and the first and second paragraphs of the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Event Driven Equity Fund — Principal Investment Strategies of the Fund” and “Details About the Fund — How the Fund Invests — Principal Investment Strategies” are deleted in their entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and related derivative instruments with similar economic characteristics. The Fund seeks to achieve its investment objective by employing an event driven strategy, primarily investing in companies that have announced a material change or in companies that BlackRock expects to undergo a material change. A material change that could impact the price of securities for purposes of the Fund’s investment strategies is referred to herein as a “catalyst.” The Fund focuses on identifying investments that have a sufficiently defined catalyst. These catalysts span a broad spectrum and include, for example, announced mergers and acquisitions, spinoffs and split-offs, financial or strategic restructurings, management changes, synergistic acquisitions, as well as other transformative events. The intended goal of the Fund is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non‑occurrence, of the extraordinary event. This can be done by taking a long position in a security or other financial instrument that is believed to be underpriced or a short position in a security or other financial instrument that is believed to be overpriced. The Fund generally maintains long positions through direct positions in equity securities, but may also take long positions through the use of swap agreements and other derivative instruments. The Fund generally maintains short positions through the use of swap agreements and other derivative instruments, but may also take short positions directly. At times, the Fund may have significant short positions in equity securities and equity-related instruments.
Shareholders should retain this Supplement for future reference.
PR2-EDE-0225SUP